Exhibit 99.3

ALON USA ENERGY, INC. AND SUBSIDIARIES
SUPPLEMENTAL UNAUDITED OPERATIONAL AND SEGMENT DATA

RESULTS OF OPERATIONS - FINANCIAL DATA	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(dollars in thousands, except per share data)
STATEMENTS OF OPERATIONS DATA:
Net sales (1)	$1,119,104	$1,008,388	$2,269,697	$1,858,361
Operating costs and expenses:
Cost of sales	945,588	871,394	1,918,462	1,606,538
Direct operating expenses	67,538	63,182	131,780	131,799
Selling, general and administrative expenses (2)	47,167	51,644	96,392	100,345
Depreciation and amortization (3)	35,549	36,985	72,096	71,847
Total operating costs and expenses	1,095,842	1,023,205	2,218,730	1,910,529
Gain (loss) on disposition of assets	569	6	1,045	(2,082)
Operating income (loss)	23,831	(14,811)	52,012	(54,250)
Interest expense	(18,429)	(18,799)	(33,546)	(37,106)
Equity earnings of investees	2,090	4,305	1,957	4,683
Other income (loss), net	(359)	146	(448)	218
Income (loss) before income tax expense (benefit)	7,133	(29,159)	19,975	(86,455)
Income tax expense (benefit)	2,367	(8,529)	4,935	(29,765)
Net income (loss)	4,766	(20,630)	15,040	(56,690)
Net income (loss) attributable to non-controlling interest	2,584	(260)	5,531	(783)
Net income (loss) available to stockholders	$2,182	$(20,370)	$9,509	$(55,907)
Earnings (loss) per share, basic	$0.03	$(0.29)	$0.13	$(0.80)
Weighted average shares outstanding, basic (in thousands)	71,597	70,493	71,543	70,318
Earnings (loss) per share, diluted	$0.03	$(0.29)	$0.13	$(0.80)
Weighted average shares outstanding, diluted (in thousands)	71,727	70,493	71,651	70,318
Cash dividends per share	$0.15	$0.15	$0.30	$0.30
CASH FLOW DATA:
Net cash provided by (used in):
Operating activities	$13,148	$18,911	$95,631	$(10,440)
Investing activities	(19,312)	(21,437)	(32,551)	(68,454)
Financing activities	35,305	14,996	15,888	50,620
OTHER DATA:
Adjusted net income (loss) available to stockholders (4)	$3,391	$(14,910)	$12,232	$(44,152)
Adjusted earnings (loss) per share (4)	$0.05	$(0.21)	$0.17	$(0.63)
Adjusted EBITDA (5)	$60,542	$30,430	$124,572	$31,724
Capital expenditures (6)	15,730	13,784	28,797	37,230
Capital expenditures for turnarounds and catalysts	4,381	7,662	5,730	24,272

	June 30, 2017	December 31, 2016
	(dollars in thousands)
BALANCE SHEET DATA (end of period):
Cash and cash equivalents	$215,270	$136,302
Working capital (7)	52,046	25,789
Total assets (7)	2,124,912	2,095,301
Total debt	564,761	527,966
Total debt less cash and cash equivalents	349,491	391,664
Total equity	571,990	582,413

REFINING AND MARKETING SEGMENT
	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(dollars in thousands, except per barrel data and pricing statistics)
STATEMENTS OF OPERATIONS DATA:
Net sales (8)	$940,933	$829,913	$1,947,562	$1,526,526
Operating costs and expenses:
Cost of sales	820,259	746,324	1,691,741	1,372,360
Direct operating expenses	61,005	56,913	118,659	119,706
Selling, general and administrative expenses	15,634	18,930	37,251	37,205
Depreciation and amortization	30,203	31,514	61,556	61,298
Total operating costs and expenses	927,101	853,681	1,909,207	1,590,569
Gain (loss) on disposition of assets	(23)	9	(21)	(2,079)
Operating income (loss)	$13,809	$(23,759)	$38,334	$(66,122)
KEY OPERATING STATISTICS:
Per barrel of throughput:
Refinery operating margin – Big Spring (9)	$12.68	$8.53	$11.47	$8.16
Refinery operating margin – Krotz Springs (9)	5.42	3.96	5.36	2.69
California renewable fuel operating margin (10)	10.90	N/A	13.42	N/A
Refinery direct operating expense – Big Spring (11)	4.21	3.59	3.86	3.83
Refinery direct operating expense – Krotz Springs (11)	3.27	4.10	3.24	3.96
California renewable fuel direct operating expense (11)	28.15	N/A	19.71	N/A
Capital expenditures	$12,522	$11,560	$19,076	$30,119
Capital expenditures for turnarounds and catalysts	4,381	7,662	5,730	24,272
PRICING STATISTICS:
Crack spreads (3/2/1) (per barrel):
Gulf Coast (12)	$15.07	$13.16	$14.41	$12.20
Crack spreads (2/1/1) (per barrel):
Gulf Coast high sulfur diesel (12)	$9.76	$7.92	$9.75	$7.33
WTI Cushing crude oil (per barrel)	$48.25	$45.48	$50.00	$39.39
Crude oil differentials (per barrel):
WTI Cushing less WTI Midland (13)	$0.84	$0.17	$0.11	$0.02
WTI Cushing less WTS (13)	1.24	0.75	1.26	0.32
LLS less WTI Cushing (13)	1.95	2.04	1.76	1.82
Brent less WTI Cushing (13)	1.21	(0.18)	1.44	0.15
Brent less LLS (13)	(0.47)	(1.64)	(0.30)	(1.26)
Product prices (dollars per gallon):
Gulf Coast unleaded gasoline	$1.52	$1.42	$1.54	$1.25
Gulf Coast ultra-low sulfur diesel	1.48	1.34	1.52	1.19
Gulf Coast high sulfur diesel	1.33	1.22	1.39	1.06
Natural gas (per MMBtu)	3.14	2.25	3.10	2.12

THROUGHPUT AND PRODUCTION DATA: BIG SPRING REFINERY	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2017		2016		2017		2016
	bpd	%	bpd	%	bpd	%	bpd	%
Refinery throughput:
WTS crude	17,680	24.3	25,698	36.1	23,955	31.8	31,126	44.9
WTI crude	52,207	71.7	43,040	60.5	47,568	63.2	35,400	51.0
Blendstocks	2,876	4.0	2,415	3.4	3,722	5.0	2,819	4.1
Total refinery throughput (14)	72,763	100.0	71,153	100.0	75,245	100.0	69,345	100.0
Refinery production:
Gasoline	33,506	46.5	33,744	47.6	36,084	48.2	33,922	49.0
Diesel/jet	27,885	38.7	26,627	37.6	28,375	37.9	24,655	35.6
Asphalt	2,020	2.8	2,572	3.6	2,454	3.3	2,860	4.2
Petrochemicals	3,827	5.3	3,354	4.7	4,176	5.6	3,485	5.0
Other	4,755	6.7	4,569	6.5	3,700	5.0	4,298	6.2
Total refinery production (15)	71,993	100.0	70,866	100.0	74,789	100.0	69,220	100.0
Refinery utilization (16)		99.0%		94.2%		99.6%		93.7%

THROUGHPUT AND PRODUCTION DATA: KROTZ SPRINGS REFINERY	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2017		2016		2017		2016
	bpd	%	bpd	%	bpd	%	bpd	%
Refinery throughput:
WTI crude	28,395	38.5	15,921	25.5	25,530	33.8	14,859	22.2
Gulf Coast sweet crude	43,341	58.7	42,624	68.5	46,631	61.7	45,987	68.8
Blendstocks	2,057	2.8	3,715	6.0	3,389	4.5	6,015	9.0
Total refinery throughput (14)	73,793	100.0	62,260	100.0	75,550	100.0	66,861	100.0
Refinery production:
Gasoline	36,670	48.7	31,112	49.0	37,458	48.7	33,693	49.4
Diesel/jet	29,162	38.8	24,201	38.1	29,962	39.0	25,595	37.5
Heavy Oils	1,139	1.5	959	1.5	1,191	1.5	1,246	1.8
Other	8,273	11.0	7,226	11.4	8,306	10.8	7,692	11.3
Total refinery production (15)	75,244	100.0	63,498	100.0	76,917	100.0	68,226	100.0
Refinery utilization (16)		96.9%		79.1%		97.5%		82.2%

THROUGHPUT AND PRODUCTION DATA: CALIFORNIA RENEWABLE FUELS FACILITY	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2017		2016		2017		2016
	bpd	%	bpd	%	bpd	%	bpd	%
Throughput:
Tallow/vegetable oils	1,221	75.9	1,715	100.0	1,788	83.8	1,942	100.0
Other	388	24.1	—	—	347	16.2	—	—
Total throughput (14)	1,609	100.0	1,715	100.0	2,135	100.0	1,942	100.0
Production:
Renewable gasoline	383	24.1	—	—	342	16.3	—	—
Renewable diesel	1,125	70.7	1,522	89.7	1,613	76.8	1,642	86.9
Renewable jet	68	4.3	84	5.0	109	5.2	128	6.8
Naphtha	15	0.9	89	5.3	36	1.7	119	6.3
Total production (15)	1,591	100.0	1,695	100.0	2,100	100.0	1,889	100.0

ASPHALT SEGMENT
	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(dollars in thousands, except per ton data)
STATEMENTS OF OPERATIONS DATA:
Net sales (17)	$64,005	$68,097	$108,826	$121,596
Operating costs and expenses:
Cost of sales (17) (18)	49,819	51,326	86,102	95,191
Direct operating expenses	6,533	6,269	13,121	12,093
Selling, general and administrative expenses	1,947	4,047	4,159	7,245
Depreciation and amortization	1,270	1,261	2,489	2,521
Total operating costs and expenses	59,569	62,903	105,871	117,050
Operating income (21)	$4,436	$5,194	$2,955	$4,546
KEY OPERATING STATISTICS:
Blended asphalt sales volume (tons in thousands) (19)	123	158	188	243
Non-blended asphalt sales volume (tons in thousands)(20)	12	18	34	47
Blended asphalt sales price per ton (19)	$461.93	$389.95	$450.19	$398.28
Non-blended asphalt sales price per ton (20)	128.25	135.06	151.29	141.30
Asphalt margin per ton (21)	97.47	106.90	90.01	97.96
Capital expenditures	$1,760	$335	$3,242	$1,075

RETAIL SEGMENT
	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(dollars in thousands, except per gallon data)
STATEMENTS OF OPERATIONS DATA:
Net sales (1)	$208,489	$187,262	$398,632	$350,233
Operating costs and expenses:
Cost of sales (18)	169,833	150,628	325,942	278,981
Selling, general and administrative expenses	29,407	28,484	54,610	55,521
Depreciation and amortization	3,388	3,350	6,679	6,749
Total operating costs and expenses	202,628	182,462	387,231	341,251
Gain (loss) on disposition of assets	592	(3)	1,066	(3)
Operating income	$6,453	$4,797	$12,467	$8,979
KEY OPERATING STATISTICS:
Number of stores (end of period) (22)	302	306	302	306
Retail fuel sales (thousands of gallons)	54,780	50,877	107,881	100,882
Retail fuel sales (thousands of gallons per site per month) (22)	62	57	61	57
Retail fuel margin (cents per gallon) (23)	20.3	20.8	19.9	20.4
Retail fuel sales price (dollars per gallon) (24)	$2.22	$2.03	$2.18	$1.87
Merchandise sales	$86,802	$83,673	$163,134	$161,498
Merchandise sales (per site per month) (22)	$96	$91	$90	$88
Merchandise margin (25)	31.6%	31.0%	31.2%	31.3%
Capital expenditures	$1,332	$1,200	$6,277	$3,911

(1)
Includes excise taxes on sales by the retail segment of $21,394 and $19,864 for the three months ended June 30, 2017 and 2016, respectively, and $42,119 and $39,389 for the six months ended June 30, 2017 and 2016, respectively.

(2)
Includes corporate headquarters selling, general and administrative expenses of $179 and $183 for the three months ended June 30, 2017 and 2016, respectively, and $372 and $374 for the six months ended June 30, 2017 and 2016, respectively, which are not allocated to our three operating segments.

(3)
Includes corporate depreciation and amortization of $688 and $860 for the three months ended June 30, 2017 and 2016, respectively, and $1,372 and $1,279 for the six months ended June 30, 2017 and 2016, respectively, which are not allocated to our three operating segments.

(4)
The following table provides a reconciliation of net income (loss) available to stockholders under United States generally accepted accounting principles (“GAAP”) to adjusted net income (loss) available to stockholders utilized in determining adjusted earnings (loss) per share, excluding after-tax employee retention expense, after-tax expenses related to Delek merger, after-tax (gain) loss on asphalt inventory adjustment, after-tax unrealized losses on commodity swaps and after-tax (gain) loss on disposition of assets. Adjusted net income (loss) available to stockholders is not a recognized measurement under GAAP; however, the amounts included in adjusted net income (loss) available to stockholders are derived from amounts included in our consolidated financial statements. Our management believes that the presentation of adjusted net income (loss) available to stockholders and adjusted earnings (loss) per share, excluding these items, is useful to investors because it provides a more meaningful measurement for evaluation of our Company’s operating results.

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(dollars in thousands)
Net income (loss) available to stockholders	$2,182	$(20,370)	$9,509	$(55,907)
Exclude adjustments:
Employee retention expense	1,952	2,000	3,952	6,700
Expenses related to Delek merger	1,455	—	3,455	—
(Gain) loss on asphalt inventory adjustment	(1,028)	2,003	(2,741)	2,003
Unrealized losses on commodity swaps	—	3,811	—	7,144
(Gain) loss on disposition of assets	(569)	(6)	(1,045)	2,082
Total adjustments	1,810	7,808	3,621	17,929
Income tax impact related to adjustments	(601)	(2,302)	(895)	(6,075)
Non-controlling interest impact related to adjustments	—	(46)	(3)	(99)
Adjusted net income (loss) available to stockholders	$3,391	$(14,910)	$12,232	$(44,152)
Adjusted earnings (loss) per share, basic and diluted	$0.05	$(0.21)	$0.17	$(0.63)

(5)
Adjusted EBITDA represents earnings before net income (loss) attributable to non-controlling interest, income tax expense (benefit), interest expense, depreciation and amortization, (gain) loss on disposition of assets and unrealized (gains) losses on commodity swaps. Adjusted EBITDA is not a recognized measurement under GAAP; however, the amounts included in Adjusted EBITDA are derived from amounts included in our consolidated financial statements. Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of net income (loss) attributable to non-controlling interest, income tax expense (benefit), interest expense, (gain) loss on disposition of assets, unrealized (gains) losses on commodity swaps and the accounting effects of capital expenditures and acquisitions, items that may vary for different companies for reasons unrelated to overall operating performance.

Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	Adjusted EBITDA does not reflect the prior claim that non-controlling interest have on the income generated by non-wholly-owned subsidiaries;

•	Adjusted EBITDA does not reflect changes in or cash requirements for our working capital needs; and

•	Our calculation of Adjusted EBITDA may differ from EBITDA calculations of other companies in our industry, limiting its usefulness as a comparative measure.
Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.
The following table reconciles net income (loss) available to stockholders to Adjusted EBITDA for the three and six months ended June 30, 2017 and 2016:

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
	(dollars in thousands)
Net income (loss) available to stockholders	$2,182	$(20,370)	$9,509	$(55,907)
Net income (loss) attributable to non-controlling interest	2,584	(260)	5,531	(783)
Income tax expense (benefit)	2,367	(8,529)	4,935	(29,765)
Interest expense	18,429	18,799	33,546	37,106
Depreciation and amortization	35,549	36,985	72,096	71,847
(Gain) loss on disposition of assets	(569)	(6)	(1,045)	2,082
Unrealized losses on commodity swaps	—	3,811	—	7,144
Adjusted EBITDA	$60,542	$30,430	$124,572	$31,724
Adjusted EBITDA does not exclude gains (losses) of $1,028 and $(2,003) for the three months ended June 30, 2017 and 2016, respectively, and $2,741 and $(2,003) for the six months ended June 30, 2017 and 2016, respectively, resulting from a price adjustment related to asphalt inventory.

(6)
Includes corporate capital expenditures of $116 and $689 for the three months ended June 30, 2017 and 2016, respectively, and $202 and $2,125 for the six months ended June 30, 2017 and 2016, respectively, which are not allocated to our three operating segments.

(7)
During 2017, we adopted the FASB’s recently issued accounting guidance simplifying the presentation of deferred income taxes. As a result of adopting this guidance, our current deferred income tax asset that had previously been included as a current asset in our consolidated balance sheets has been reclassified as a reduction of our non-current deferred income tax liability. These changes have been applied retrospectively to all periods presented.

(8)
Net sales include intersegment sales to our asphalt and retail segments at prices which approximate wholesale market prices. These intersegment sales are eliminated through consolidation of our financial statements.

(9)
Refinery operating margin is a per barrel measurement calculated by dividing the margin between net sales and cost of sales (exclusive of certain adjustments) attributable to each refinery by the refinery’s throughput volumes. Industry-wide refining results are driven and measured by the margins between refined product prices and the prices for crude oil, which are referred to as crack spreads. We compare our refinery operating margins to these crack spreads to assess our operating performance relative to other participants in our industry.

The refinery operating margin for the six months ended June 30, 2017 excludes a benefit of $27,746 related to the EPA approval of a small refinery exemption for the Krotz Springs refinery from the requirements of the renewable fuel standard for the 2016 calendar year. The refinery operating margin for the three and six months ended June 30, 2016 excludes realized and unrealized gains on commodity swaps of $96 and $461.

(10)
The California renewable fuels facility operating margin is a per barrel measurement calculated by dividing the facility’s margin between net sales and cost of sales by the facility’s throughput volumes. Included in net sales are environmental credits in the form of RINs, low-carbon fuel standards credits and blender’s tax credits, when effective, generated by the facility.

During the three and six months ended June 30, 2017, we received no benefit from the federal blender’s tax credit as this legislation expired on December 31, 2016. However, if the blender’s tax credit is reinstated and becomes effective retroactive to the beginning of 2017, we will record additional pre-tax income of approximately $13,338, or $34.52 per barrel of throughput, related to product sales during the half of 2017 at the California renewable fuels facility.

(11)	Refinery direct operating expense is a per barrel measurement calculated by dividing direct operating expenses at our refineries by the applicable refinery’s total throughput volumes.

(12)
We compare our Big Spring refinery’s operating margin to the Gulf Coast 3/2/1 crack spread. A Gulf Coast 3/2/1 crack spread is calculated assuming that three barrels of WTI Cushing crude oil are converted, or cracked, into two barrels of Gulf Coast conventional gasoline and one barrel of Gulf Coast ultra-low sulfur diesel.

We compare our Krotz Springs refinery’s operating margin to the Gulf Coast 2/1/1 high sulfur diesel crack spread. A Gulf Coast 2/1/1 high sulfur diesel crack spread is calculated assuming that two barrels of LLS crude oil are converted into one barrel of Gulf Coast conventional gasoline and one barrel of Gulf Coast high sulfur diesel.

(13)
The WTI Cushing less WTI Midland spread represents the differential between the average price per barrel of WTI Cushing crude oil and the average price per barrel of WTI Midland crude oil. The WTI Cushing less WTS, or sweet/sour, spread represents the differential between the average price per barrel of WTI Cushing crude oil and the average price per barrel of WTS crude oil. The LLS less WTI Cushing spread represents the differential between the average price per barrel of LLS crude oil and the average price per barrel of WTI Cushing crude oil. The Brent less WTI Cushing spread represents the differential between the average price per barrel of Brent crude oil and the average price per barrel of WTI Cushing crude oil. The Brent less LLS spread represents the differential between the average price per barrel of Brent crude oil and the average price per barrel of LLS crude oil.

(14)
Total refinery throughput represents the total barrels per day of crude oil and blendstock inputs in the refinery production process. Total throughput for the California renewable fuels facility represents the total barrels per day of tallow and vegetable oils used by the facility for the period following March 1, 2016.

(15)
Total refinery production represents the barrels per day of various products produced from processing crude and other refinery feedstocks through the crude units and other conversion units at the refineries. Total production for the California renewable fuels facility represents the total barrels per day produced from processing tallow and vegetable oils through the facility’s units for the period following March 1, 2016.

(16)	Refinery utilization represents average daily crude oil throughput divided by crude oil capacity, excluding planned periods of downtime for maintenance and turnarounds.

(17)
Net sales and cost of sales include asphalt purchases sold as part of a supply and offtake arrangement of $5,649 and $4,054 for the three months ended June 30, 2017 and 2016, respectively, and $19,046 and $18,172 for the six months ended June 30, 2017 and 2016, respectively. The volumes associated with these sales are excluded from the Key Operating Statistics.

(18)
Cost of sales includes intersegment purchases of asphalt blends and motor fuels from our refining and marketing segment at prices which approximate wholesale market prices. These intersegment purchases are eliminated through consolidation of our financial statements.

(19)	Blended asphalt represents base material asphalt that has been blended with other materials necessary to sell the asphalt as a finished product.

(20)	Non-blended asphalt represents base material asphalt and other components that require additional blending before being sold as a finished product.

(21)
Asphalt margin is a per ton measurement calculated by dividing the margin between net sales and cost of sales by the total sales volume. Asphalt margins are used in the asphalt industry to measure operating results related to asphalt sales.

Asphalt margin excludes gains (losses) of $1,028 and $(2,003) for the three months ended June 30, 2017 and 2016, respectively, and $2,741 and $(2,003) for the six months ended June 30, 2017 and 2016, respectively, resulting from a price adjustment related to asphalt inventory. These gains are included in operating loss of the asphalt segment.

(22)	At June 30, 2017, we had 302 retail convenience stores of which 293 sold fuel. At June 30, 2016, we had 306 retail convenience stores of which 296 sold fuel.

(23)
Retail fuel margin represents the difference between retail fuel sales revenue and the net cost of purchased retail fuel, including transportation costs and associated excise taxes, expressed on a cents-per-gallon basis. Retail fuel margins are frequently used in the retail industry to measure operating results related to retail fuel sales.

(24)	Retail fuel sales price per gallon represents the average sales price for retail fuels sold through our retail convenience stores.

(25)
Merchandise margin represents the difference between merchandise sales revenues and the delivered cost of merchandise purchases, net of rebates and commissions, expressed as a percentage of merchandise sales revenues. Merchandise margins, also referred to as in-store margins, are commonly used in the retail industry to measure in-store, or non-fuel, operating results.